                                                                    EXHIBIT 10.3


                          COLONY COMMUNICATIONS, INC.
               CONTINENTAL CABLEVISION OF EASTERN MICHIGAN, INC.
              CONTINENTAL CABLEVISION OF SOUTHEAST MICHIGAN, INC.

                               CREDIT AGREEMENT

                                Amendment No. 2
                                ---------------


     This Agreement, dated as of June 24, 1996 is among Continental Cablevision of Southeast Michigan, Inc., a Michigan corporation, Colony Communications, Inc., a Rhode Island corporation, Continental Cablevision of Eastern Michigan, Inc., a Delaware corporation, The Toronto-Dominion Bank, in its capacity as Documentation Agent and as a Managing Agent for the Lenders, The First National Bank of Boston, in its capacity as Administrative Agent and as a Managing Agent for itself and the other Lenders, and The Bank of New York, in its capacity as Syndication Agent and as a Managing Agent for itself and the other Lenders. The parties agree as follows:

1.  Reference to Credit Agreement; Definitions.  Reference is made to the Credit
    ------------------------------------------
Agreement dated as of July 18, 1995, as amended and in effect on the date hereof prior to giving effect to this Agreement (the "Credit Agreement"), among Colony,
                                               ----------------
Continental Cablevision of Southeast Michigan, Inc., Continental Cablevision of Eastern Michigan, Inc., their respective Subsidiaries from time to time party thereto, the Lenders from time to time party thereto, the Documentation Agent, the Administrative Agent, the Syndication Agent and the Managing Agents. Terms defined in the Credit Agreement as amended hereby (the "Amended Credit
                                                        --------------
Agreement") and not otherwise defined herein are used herein with the meanings
- ---------
so defined. References in this Agreement to "Sections" and "Exhibits", except as the context otherwise dictates, are references to sections hereof and exhibits hereto.

2.  Amendments to Credit Agreement.  Subject to all the terms and conditions
    ------------------------------
hereof, and in reliance upon the representations and warranties set forth in
Section 3, the Credit Agreement is hereby amended as follows:

     2.1.  Addition of Defined Term in Section 1.  Section 1 is amended to add
           -------------------------------------
the following new sections in Section 1 of the Credit Agreement:

               1.8A.  "Approved U S West Merger" means the merger of the Company
                       ------------------------
     with and into U S WEST, Inc. or a wholly owned subsidiary of U S WEST, Inc. in accordance with the Merger Agreement, so long as (a) U S WEST, Inc. or U S WEST Capital Funding Inc. guarantees the payment and performance of the Credit Obligations pursuant to a guarantee that is reasonably satisfactory to the Managing Agents; (b) the Lenders have been furnished with legal opinions reasonably satisfactory to the Managing Agents and evidence of corporate authorization with respect to U S WEST, Inc. or U S WEST Capital Funding Inc.; and (c) immediately after giving effect to such merger, no Default exists."

               "1.81A."  Merger Agreement" means the Agreement and Plan of
                         ----------------
     Merger dated February 27, 1996, as furnished to the Managing Agents, between U S WEST, Inc. and the Company, as the same may from time to time be amended, modified, supplemented or restated so long as any material amendments, modifications, supplements or restatements are furnished promptly after effectiveness thereof to the Managing Agents."

     2.2.  Amendment to Section 1.27.  The definition of "Columbia" in Section
           -------------------------
1.27 of the Credit Agreement is amended to read in its entirety as follows:

               "1.27.  "Columbia" means Columbia Cable of Michigan, Inc., now
                        --------
     known as Continental Cablevision of Eastern Michigan, Inc., a Delaware corporation and an indirect wholly owned Subsidiary of the Company.

     2.3.  Amendment to Section 1.37.  The definition of the "Company" in
           -------------------------
Section 1.37 of the Credit Agreement is amended to read in its entirety as follows:

               "1.37.  "Company" means Continental Cablevision, Inc., a Delaware
                        -------
     corporation, and its successor by merger to the extent permitted under the Company Credit Facility."

     2.4.  Amendment to Section 1.89.  The definition of "N-Com" in Section 1.89
           -------------------------
of the Credit Agreement is amended to read in its entirety as follows:

               "1.89.  "N-Com" means N-Com Acquisition Corporation, now known as
                        -----
     Continental Cablevision of Southeast Michigan, Inc., a Michigan corporation and a wholly owned Subsidiary of the Company.

     2.5.  Amendment to Section 9.1.7.  Section 9.1.7 of the Credit Agreement is
           --------------------------
amended to read in its entirety as follows:

               "9.1.7. Prior to the consummation of the Approved U S West Merger, the Management Group shall fail to own, directly or indirectly, at least 25% of the voting power of the Company's capital stock; provided, however, that so long as the Management Group maintains a block of the voting power of the Company's capital stock larger than any block held by any other Person together with "affiliates" (as defined in Rule 12b-2 under the Exchange Act) of such Person and any members of a "group" (within the meaning of Rule 13d-1 under the Exchange Act) with such Person, the voting power of the Management Group may decrease below 25% after an offering and sale of capital stock by the Company."

3.  Representations and Warranties.  In order to induce the Administrative
    ------------------------------
Agent and the Managing Agents to enter into this Agreement, each of the Borrowers and the Guarantors represents and warrants that immediately before and after giving effect to this Agreement, no Default exists.

4.  General.  The Amended Credit Agreement and all of the Lender Agreements are
    -------
each confirmed as being in full force and effect. This Agreement, the Amended Credit Agreement and the other Lender Agreements referred to herein or therein constitute the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior and current understandings and agreements, whether written or oral, with respect to such subject matter. The invalidity or unenforceability of any provision hereof shall not affect the validity or enforceability of any other term or provision hereof. The headings in this Agreement are for convenience of reference only and shall not alter, limit or otherwise affect the meaning hereof. Each of this Agreement and the Amended Credit Agreement is a Lender Agreement and may be executed in any number of counterparts, which together shall constitute one instrument, and shall bind and inure to the benefit of the parties and their respective permitted successors and assigns. This Agreement shall be governed by and construed in accordance with the laws (other than the conflict of laws rules) of The Commonwealth of Massachusetts.

     Each of the undersigned has executed this Agreement under seal by a duly authorized officer as of the date first set forth above.

                                 BORROWERS AND GUARANTORS:

                                 COLONY COMMUNICATIONS, INC.


                                 By /s/
                                   -----------------------------
                                 Title:

                                 CONTINENTAL CABLEVISION OF
                                  SOUTHEAST MICHIGAN, INC.


                                 By /s/
                                   ------------------------------
                                 Title:


                                 CONTINENTAL CABLEVISION OF EASTERN
                                  MICHIGAN, INC.


                                 By /s/
                                   ------------------------------
                                 Title:

                                 CCF MANAGEMENT SERVICES, INC.
                                 CCI MANAGEMENT SERVICES, INC.
                                 COLONY CABLEVISION OF LAKEWOOD, INC.
                                 COLONY INTERCONNECTS, INC.
                                 CONTINENTAL CABLEVISION OF SOUTHERN NEW
                                  ENGLAND, INC.
                                 DYNAMIC CABLEVISION OF FLORIDA, INC.
                                 U.S. CABLEVISION CORP.
                                 VISION-CABLE COMPANY OF RHODE ISLAND, INC.
                                 COPLEY/COLONY, INC.
                                 COPLEY/COLONY CABLEVISION OF COSTA MESA, INC. COPLEY/COLONY CABLEVISION OF CYPRESS, INC. COPLEY/COLONY CABLEVISION OF LOMITA, INC. COPLEY/COLONY CABLEVISION OF LOS ANGELES
                                  COUNTY, INC.
                                 COPLEY/COLONY HARBOR CABLEVISION, INC.
                                 KING VIDEOCABLE COMPANY
                                 KING VIDEOCABLE COMPANY-MINNESOTA

                                 KING VIDEOCABLE COMPANY-NEWHALL
                                 KING VIDEOCABLE COMPANY-TWIN FALLS
                                 KING VIDEO-CABLE COMPANY-IDAHO
                                 KING VIDEO-CABLE COMPANY-VALENCIA



                                 By /s/
                                   -------------------------------
                                   As Vice President and Treasurer of each of
                                   the foregoing corporations

                                 MANAGING AGENTS:

                                 THE TORONTO-DOMINION BANK, as
                                  Documentation Agent and as a Managing Agent for the Lenders


                                 By /s/
                                   -------------------------------
                                   Title:

                                 THE FIRST NATIONAL BANK OF BOSTON, as
                                  Administrative Agent and as a Managing Agent for itself and the other Lenders


                                 By /s/
                                   -------------------------------
                                   Title:

                                 THE BANK OF NEW YORK, as Syndication
                                  Agent and as a Managing Agent for itself and the other Lenders


                                 By /s/
                                   -------------------------------
                                   Title:

     Each of the undersigned hereby consents to the foregoing Agreement:

AGENTS:

CHEMICAL BANK                           CIBC INC.


By  /s/                                 By  /s/
  ---------------------                   ---------------------
  Title:                                  Title:

CITIBANK, N.A.                          MELLON BANK, N.A.


By  /s/                                 By  /s/
  ---------------------                   ---------------------
  Title:                                  Title:

NATIONSBANK OF TEXAS, N.A.


By  /s/
  ---------------------
  Title:


CO-AGENTS:

BANK OF MONTREAL                        THE BANK OF TOKYO-MITSUBISHI
                                         TRUST COMPANY

By  /s/                                 By  /s/
  ---------------------                   ---------------------
  Title:                                  Title:

BANQUE NATIONALE DE                     BANQUE PARIBAS
 PARIS

By  /s/                                 By  /s/
  ---------------------                   ---------------------
  Title:                                  Title:


By  /s/                                 By  /s/
  ---------------------                   ---------------------
  Title:                                  Title:

COMPAGNIE FINANCIERE DE CIC              CREDIT LYONNAIS CAYMAN
 ET DE L'UNION EUROPEENNE                 ISLAND BRANCH


By  /s/                                  By  /s/
  ------------------------                 ------------------------
  Title:                                   Title:


By  /s/
  ------------------------
  Title:

DEUTSCHE BANK AG, NEW YORK               THE FIRST NATIONAL BANK
 AND/OR CAYMAN ISLAND                     OF CHICAGO
 BRANCHES

By  /s/                                  By  /s/
  ------------------------                 -----------------------
  Title:                                   Title:

By  /s/
  ------------------------
  Title:

FLEET NATIONAL BANK                      THE FUJI BANK, LIMITED


By  /s/                                  By  /s/
  -----------------------                  ------------------------
  Title:                                   Title:

LTCB TRUST COMPANY                       MORGAN GUARANTY TRUST
                                          COMPANY OF NEW YORK

By  /s/                                  By  /s/
  ------------------------                 ------------------------
  Title:                                   Title:

FLEET BANK, N.A.                         ROYAL BANK OF CANADA


By  /s/                                  By  /s/
  ------------------------                 ------------------------
  Title:                                   Title:

SOCIETE GENERALE                         SWISS BANK CORPORATION,
                                          NEW YORK BRANCH

By  /s/                                  By  /s/
  ------------------------                 ------------------------
  Title:                                   Title:

                                         By  /s/
                                           ------------------------
                                           Title:

UNION BANK


By  /s/
  ------------------------
  Title:


OTHER LENDERS:

BANK OF IRELAND, GRAND                   BANQUE FRANCAIS DU COMMERCE
 CAYMAN BRANCH                            EXTERIEVE


By  /s/                                  By  /s/
  ------------------------                 ------------------------
  Title:                                   Title:


THE DAI-ICHI KANGYO BANK,                DRESDNER BANK AG
 LIMITED, NEW YORK BRANCH                 NEW YORK AND GRAND
                                          CAYMAN BRANCHES


By  /s/                                  By  /s/
  ------------------------                 ------------------------
  Title:                                   Title:

By  /s/                                  By  /s/
  ------------------------                 ------------------------
  Title:                                   Title:


FIRST HAWAIIAN BANK                      MIDLANTIC BANK, N.A.


By  /s/                                  By  /s/
  ------------------------                 ------------------------
  Title:                                   Title:

THE MITSUBISHI TRUST AND                 NATIONAL CITY BANK
 BANKING CORPORATION


By  /s/                                  By  /s/
  --------------------------               --------------------------
  Title:                                   Title:

NBD BANK                                 THE NIPPON CREDIT BANK, LTD.


By  /s/                                  By  /s/
  --------------------------               --------------------------
  Title:                                   Title:

THE SANWA BANK, LIMITED                  THE SUMITOMO BANK, LIMITED,
                                          CHICAGO BRANCH

By  /s/                                  By  /s/
  --------------------------               --------------------------
  Title:                                   Title:

TORONTO DOMINION                         UNITED JERSEY BANK
 (NEW YORK) INC.


By  /s/                                  By  /s/
  --------------------------               --------------------------
  Title:                                   Title:


VAN KAMPEN AMERICAN CAPITAL              THE SUMITOMO BANK, LIMITED
 PRIME RATE INCOME TRUST


By  /s/                                  By  /s/
  --------------------------               --------------------------
  Title:                                   Title:


                                         By  /s/
                                           --------------------------
                                           Title: